Supplement Dated May 1, 2006 to Prospectus Dated May 1, 2002 for
The Best of America Last Survivor FPVUL and The Best of America SPVL
Issued by Nationwide Life Insurance Company through its Nationwide VLI Separate Account-2

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective May 1, 2006, the following underlying mutual funds changed their name, investment adviser/sub-adviser, and/or investment objective:

1. Gartmore Variable Insurance Trust - Dreyfus GVIT Mid Cap Index Fund: Class I changed to:

Gartmore Variable Insurance Trust - GVIT Mid Cap Index Fund: Class I
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Fund Asset Management LP
Investment Objective:	Capital appreciation.

2. Oppenheimer Variable Account Funds - Oppenheimer Aggressive Growth Fund/VA: Non-Service Shares changed to:

Oppenheimer Variable Account Funds - Oppenheimer MidCap Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in “growth type” companies.